                                                                      EXHIBIT 99


                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2002-A
                      Class A-1 1.72313% Asset Backed Notes
                       Class A-2 1.99% Asset Backed Notes
                       Class A-3 2.62% Asset Backed Notes
                       Class A-4 3.24% Asset Backed Notes
                       SCHEDULE B - SERVICER'S CERTIFICATE

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among Triad Automobile Receivables Trust 2002-A, as Issuer, Triad Financial Corporation, as Servicer and Custodian, Triad Financial Special Purpose LLC, as Seller, and JPMorgan Chase Bank, as the Backup Servicer and Indenture Trustee, dated as of August 1, 2002. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

COLLECTION PERIOD BEGINNING:                                                    12/1/2003
COLLECTION PERIOD ENDING:                                                      12/31/2003
PREV. DISTRIBUTION/CLOSE DATE:                                                 12/12/2003
DISTRIBUTION DATE:                                                              1/12/2004
DAYS OF INTEREST FOR PERIOD:                                                           31
DAYS OF COLLECTION PERIOD                                                              31
MONTHS SEASONED:                                                                       17

                                                                                        ORIGINAL
PURCHASES                                UNITS        CUT-OFF DATE     CLOSING DATE   POOL BALANCE
INITIAL PURCHASE                         57,520        7/31/2002        8/21/2002     879,123,207.32
SUB. PURCHASE #1
SUB. PURCHASE #2
                                         ------                                       --------------
TOTAL                                    57,520                                       879,123,207.32






I. ORIGINAL DEAL PARAMETERS

                                 DOLLAR AMOUNT            # OF CONTRACTS
Original Portfolio :        $      879,123,207.32            57,520

                                                                                LEGAL FINAL
Original Securities:             DOLLAR AMOUNT                COUPON            MATURITY
    Class A-1 Notes         $      202,000,000.00             1.72313%          9/12/2003
    Class A-2 Notes                231,000,000.00             1.99000%          1/12/2006
    Class A-3 Notes                187,000,000.00             2.62000%          2/12/2007
    Class A-4 Notes                206,374,000.00             3.24000%          8/12/2009
    Class B Notes                   52,749,207.32             8.00000%          8/12/2009
                            ---------------------
           Total            $      879,123,207.32

II. COLLECTION PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

 (1)  Beginning of period Aggregate Principal Balance                          (1)    548,097,722.72
                                                                                      --------------
 (2)  Subsequent Receivables Added                                             (2)                 -

      Monthly Principal Amounts

      3)Principal Portion of Scheduled Payments Received   (3) 7,886,239.45
                                                               ------------
      4)Principal Portion of Prepayments Received          (4) 6,220,195.03
                                                               ------------
      5)Principal Portion of Liquidated Receivables        (5) 6,381,099.85
                                                               ------------
      6)Aggregate Amount of Cram Down Losses               (6)            -
                                                               ------------
      7)Other Receivables adjustments                      (7)            -
                                                               ------------
     (8)  Total Principal Distributable Amounts                                (8)     20,487,534.33
                                                                                      --------------
 (9)  End of Period Aggregate Principal Balance                                (9)    527,610,188.39
                                                                                      ==============
 (10) Pool Factor  (Line 9 / Original Pool Balance)                            (10)          60.0155%
                                                                                      ==============

III. COLLECTION PERIOD NOTE BALANCE CALCULATION:

                                         CLASS A-1         CLASS A-2       CLASS A-3       CLASS A-4      CLASS B       TOTAL
                                         ---------         ---------       ---------       ---------      -------       -----
 (11) Original Note Balance          $ 202,000,000.00 231,000,000.00  187,000,000.00  206,374,000.00  52,749,207.32 $879,123,207.32
                                     ---------------- --------------  --------------  --------------  ------------- ---------------
 (12) Beginning of period
        Note Balance                                -  88,951,995.99  187,000,000.00  206,374,000.00              -  482,325,995.99
                                     ---------------- --------------  --------------  --------------  ------------- ---------------
 (13) Noteholders' Principal
        Distributable Amount                        -  18,029,030.21               -               -              -    8,029,030.21
 (14) Class A Noteholders'
        Accelerated Principal Amount                -              -               -               -                              -
 (15) Class A Noteholders' Principal
        Carryover Amount                            -              -               -               -                              -

 (16) Policy Claim Amount                           -              -               -               -                              -
                                     ---------------- --------------  --------------  --------------  ------------- ---------------
 (17) End of period Note Balance                    -  70,922,965.78  187,000,000.00  206,374,000.00              -  464,296,965.78
                                     ================ ==============  ==============  ==============  ============= ===============
 (18) Note Pool Factors
       (Line 17 / Line 11)                     0.0000%       30.7026%       100.0000%       100.0000%        0.0000%        52.8136%
                                     ---------------- --------------  --------------  --------------  ------------- ---------------
 (19) Class A Noteholders'
       Ending Note Balance             464,296,965.78
 (20) Class B Noteholders'
       Ending Note Balance                          -
 (21) Class A Noteholders'
       Beginning Note Balance          482,325,995.99
 (22) Class B Noteholders'
       Beginning Note Balance                       -
 (23) Total Noteholders Principal
       Distribution for
        Collection Period               18,029,030.21
 (24) Total Noteholders Interest
       Distribution for
        Collection Period                1,113,005.19

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2002-A
              Class A-1 1.72313% Asset Backed Notes Class A-2 1.99%
              Asset Backed Notes Class A-3 2.62% Asset Backed Notes
                 Class A-4 3.24% Asset Backed Notes SCHEDULE B -
                             SERVICER'S CERTIFICATE

IV. CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT:

 (25) Total Monthly Principal Collection Amounts                                                               (25) 20,487,534.33
                                                                                                                    -------------
 (26) Required Pro Forma Class A Note Balance (88% x Line 9)                          (26) 464,296,965.78
                                                                                           --------------
 (27) Pro Forma Class A Note Balance (Line 21 - Line 8)                               (27) 461,838,461.66
                                                                                           --------------
 (28) Step-Down Amount (Max of 0 or (Line 26 - Line 27))                              (28)   2,458,504.12            2,458,504.12
                                                                                           --------------           -------------
 (29) Principal Distribution Amount (Line 25 - Line 28)                                                        (29) 18,029,030.21
                                                                                                                    =============

V. RECONCILIATION OF COLLECTION ACCOUNT:

   AVAILABLE FUNDS

     (30) Interest Collections                                                        (30)   7,806,685.24
                                                                                           --------------
     (31) Repurchased Loan Proceeds Related to Interest                               (31)              -
                                                                                           --------------
     (32) Principal Collections                                                       (32)   7,886,239.45
                                                                                           --------------
     (33) Prepayments in Full                                                         (33)   6,220,195.03
                                                                                           --------------
     (34) Prepayments in Full Due to Administrative Repurchases                       (34)              -
                                                                                           --------------
     (35) Repurchased Loan Proceeds Related to Principal                              (35)              -
                                                                                           --------------
     (36) Collection of Supplemental Servicing - Extension and Late Fees              (36)     187,620.89
                                                                                           --------------
     (37) Collection of Supplemental Servicing - Repo and Recovery Fees Advanced      (37)              -
                                                                                           --------------
     (38) Liquidation Proceeds                                                        (38)   1,829,200.00
                                                                                           --------------
     (39) Recoveries from Prior Month Charge-Offs                                     (39)     468,470.06
                                                                                           --------------
     (40) Investment Earnings - Collection Account                                    (40)      13,667.57
                                                                                           --------------
     (41) Investment Earnings - Spread Account                                        (41)      13,243.15
                                                                                           --------------
     (42) Total Available Funds                                                                                (42) 24,425,321.39
                                                                                                                    -------------

   DISTRIBUTIONS:

     (43) Base Servicing Fee - to Servicer                                            (43)   1,027,683.23
                                                                                           --------------
     (44) Supplemental Servicing Fee - to Servicer                                    (44)     362,406.51
                                                                                           --------------
     (45) Indenture Trustee Fees                                                      (45)         250.00
                                                                                           --------------
     (46) Owner Trustee Fees                                                          (46)              -
                                                                                           --------------
     (47) Backup Servicer Fees                                                        (47)              -
                                                                                           --------------

NOTEHOLDERS' INTEREST DISTRIBUTABLE AMOUNT

                      BEGINNING    INTEREST   INTEREST                    CALCULATED
         CLASS       NOTE BALANCE  CARRYOVER    RATE    DAYS  DAYS BASIS   INTEREST
     (48) Class A-1              -     -      1.72313%   31  Act.Days/360          -  (48)              -
                                                                                           --------------
     (49) Class A-2  88,951,995.99     -      1.99000%   30     30/360    147,512.06  (49)     147,512.06
                                                                                           --------------
     (50) Class A-3 187,000,000.00     -      2.62000%   30     30/360    408,283.33  (50)     408,283.33
                                                                                           --------------
     (51) Class A-4 206,374,000.00     -      3.24000%   30     30/360    557,209.80  (51)     557,209.80
                                                                                           --------------
     (52) Class B                -     -      8.00000%   30     30/360             -  (52)              -
                                                                                           --------------

NOTEHOLDERS' PRINCIPAL DISTRIBUTION AMOUNT

                       PRINCIPAL     PRINCIPAL     EXCESS         MANDATORY                         TOTAL
        CLASS         DISTRIBUTION   CARRYOVER    PRIN. DUE    NOTE PREPAYMENT                    PRINCIPAL
     (53) Class A-1              -         -              -                  -         -                    -    (53)             -
                                                                                                                      -------------
     (54) Class A-2  18,029,030.21         -              -                  -         -        18,029,030.21    (54) 18,029,030.21
                                                                                                                      -------------
     (55) Class A-3              -         -              -                  -         -                    -    (55)             -
                                                                                                                      -------------
     (56) Class A-4              -         -              -                  -         -                    -    (56)             -
                                                                                                                      -------------
     (57) Class B                -         -              -                  -         -                    -    (57)             -
                                                                                                                      -------------

     (58) Insurer Premiums - to AMBAC                                                                            (58)     88,990.00
                                                                                                                      -------------
     (59) Total Distributions                                                                                    (59) 20,621,365.14
                                                                                                                      -------------
 (60) Excess Available Funds (or Premium Claim Amount)                                                           (60)  3,803,956.25
                                                                                                                      -------------
 (61) Deposit to Spread Account to Increase to Required Level                                                    (61)             -
                                                                                                                      -------------
 (62) Amount available for Noteholders' Accelerated Principle Amount                                             (62)             -
                                                                                                                      -------------
 (63) Amount available for Deposit into the Note Distribution Account                                            (63)  3,803,956.25
                                                                                                                      -------------

VI. CALCULATION OF ACCELERATED PRINCIPAL AMOUNT:

 (64) Excess Available Funds After Amount to Increase Spread to Required Level
      (Line 60 - Line 61)                                                                            (64)     3,803,956.25
                                                                                                            --------------
 (65) Spread Account Balance in Excess of Required Spread Balance                                    (65)       614,626.03
                                                                                                           --------------
 (66) Total Excess Funds Available                                                                   (66)     4,418,582.28
                                                                                                           --------------
 (67) Pro Forma Class A Note Balance (Line 21 - Line 8)                                              (67)   461,838,461.66
                                                                                                           --------------
 (68) Required Pro Forma Class A Note Balance (88% x Line 9)                                         (68)   464,296,965.78
                                                                                                           --------------
 (69) Excess of Pro Forma Balance over Required Balance (Line 67 - Line 68)                          (69)                -
                                                                                                           --------------
 (70) Lesser of (Line 68) or (Line 69)                                                               (70)                -
                                                                                                           --------------
 (71) Accelerated Principal Amount (Lesser of Line 66 or 70)                                                     (71)              -
                                                                                                                      --------------

                   TRIAD AUTOMOBILE RECEIVABLES TRUST 2002-A
                      Class A-1 1.72313% Asset Backed Notes
                       Class A-2 1.99% Asset Backed Notes
                       Class A-3 2.62% Asset Backed Notes
                       Class A-4 3.24% Asset Backed Notes
                            STATEMENT TO NOTEHOLDERS


VII.         RECONCILIATION OF SPREAD ACCOUNT:                INITIAL DEPOSIT                                TOTAL
----         ---------------------------------                ---------------                                -----
 (72)        INITIAL OR SUBSEQUENT SPREAD ACCOUNT DEPOSITS    26,373,696.22                                26,373,696.22
                                                              -------------                                -------------
 (73)        BEGINNING OF PERIOD SPREAD ACCOUNT BALANCE                                               (73) 16,442,931.68
                                                                                                           -------------
             ADDITIONS TO SPREAD ACCOUNT

       (74)  Deposit from Collection Account (Line 61)                          (74)             --
                                                                                     --------------
       (75)  Investments Earnings                                               (75)      13,243.15
                                                                                     --------------
       (76)  Deposits Related to Subsequent
              Receivables Purchases                                             (76)             --
                                                                                     --------------
       (77)  Total Additions                                                                          (77)     13,243.15
                                                                                                           -------------
             SPREAD ACCOUNT BALANCE AVAILABLE
              FOR WITHDRAWALS AND SPREAD ACCOUNT REQUIREMENT AMOUNT                                   (78) 16,456,174.83
                                                                                                           -------------

       (79)  3% of the Ending Pool Balance (3% x Line 9)                        (79)  15,828,305.65
                                                                                     --------------
       (80)  Floor Amount (1.5% of Original Pool Balance)     13,186,848.11     (80)             --
                                                             ---------------         --------------
       (81)  If a Spread Cap Event exists
             then 6% of the Ending Pool Balance                          --     (81)             --
                                                             ---------------         --------------
       (82)  If a Trigger Event exists then an
              unlimited amount as determined
              by the Controlling Party                                          (82)             --
                                                                                     --------------
       (83)  Spread Account Requirement                                                               (83) 15,828,305.65
                                                                                                           -------------

             WITHDRAWALS FROM SPREAD ACCOUNT

       (84)  Withdrawal pursuant to Section 5.1(b)
              (Transfer Investment Earnings to
              the Collection Account)                                           (84)      13,243.15
                                                                                     --------------
       (85)  Withdrawal pursuant to Section
              5.7(Spread Account Draw Amount)                                   (85)             --
                                                                                     --------------
       (86)  Withdrawal pursuant to Section
              5.7(b)(x) (Unpaid amounts owed to the Insurer)                    (86)             --
                                                                                     --------------
       (87)  Withdrawal pursuant to Section 5.7(b)
              (xiii) (Other unpaid amounts owed
              to the Insurer)                                                   (87)             --
                                                                                     --------------
       (88)  Withdrawal pursuant to Section 5.7(b)(xiv)
             (Note Distribution Account - Class A
              Noteholders' Accelerated Principal Amount)                        (88)             --
                                                                                     --------------
       (89)  Withdrawal pursuant to Section 5.7(b)(xv)
             (Note Distribution Account - Class B
              Noteholders' Principal or to the
              Certificateholder)                                                (89)     614,626.03
                                                                                     --------------

       (90)  Total Withdrawals                                                  (90)     627,869.18
                                                                                     --------------
                                                                                                      (91)    627,869.18
                                                                                                           -------------

             END OF PERIOD SPREAD ACCOUNT BALANCE                                                     (92) 15,828,305.65
                                                                                                           -------------

VIII.        CALCULATION OF OC LEVEL AND OC PERCENTAGE


       (93)  Aggregate Principal Balance                                        (93) 527,610,188.39
                                                                                     --------------
       (94)  End of Period Class A Note Balance                                 (94) 464,296,965.78
                                                                                     --------------
       (95)  Line 93 less Line 94                                               (95)  63,313,222.61
                                                                                     --------------
       (96)  OC Level (Line 95 / Line 93)                                       (96)          12.00%
                                                                                     --------------
       (97)  Ending Spread Balance as of a
              percentage of Aggregate Principal
              Balance (Line 92 / Line 93)                                       (97)           3.00%
                                                                                     --------------
       (98)  OC Percentage (Line 96 + Line 97)                                                        (98)         15.00%
                                                                                                            ------------

IX.          AMOUNTS DUE TO CERTIFICATEHOLDER


       (99)  Beginning of Period Class B Noteholder Balance                                           (99)          0.00
      (100)  Funds Available to the Class B Noteholder                                               (100)  4,418,582.28
      (101)  Remaining Balance to the Certificateholder                                              (101)  4,418,582.28


For additional information on Triad Financial Corporation and portfolio performance statistics, please review the investor relations information available on Triad's website at: www.triadfinancial.com

        By:     (S)/Mike Wilhelms
                --------------------------------
        Name:   Mike Wilhelms
                --------------------------------
        Title:  Sr. VP & Chief Financial Officer
                --------------------------------
        Date:   5-Jan-2004
                --------------------------------

                   TRIAD AUTOMOBILE RECEIVABLES TRUST 2002-A
                      Class A-1 1.72313% Asset Backed Notes
                       Class A-2 1.99% Asset Backed Notes
                       Class A-3 2.62% Asset Backed Notes
                       Class A-4 3.24% Asset Backed Notes
                            STATEMENT TO NOTEHOLDERS

This Statement to Noteholders' has been prepared pursuant to Section 5.10 of the Sale and Servicing Agreement among Triad Automobile Receivables Trust 2002-A, as Issuer, Triad Financial Corporation, as Servicer and Custodian, Triad Financial Special Purpose LLC, as Seller, and JPMorgan Chase Bank, as the Backup Servicer and Indenture Trustee, dated as of August 1, 2002. Defined terms have the meaning assigned to them in the Sale and Servicing Agreement or in the other Transaction Documents.


COLLECTION PERIOD BEGINNING:       12/01/2003     Original Pool Balance                                   $ 879,123,207.32
COLLECTION PERIOD ENDING:          12/31/2003
PREV. DISTRIBUTION/CLOSE DATE:     12/12/2003     Beginning of Period Pool Balance                          548,097,722.72
DISTRIBUTION DATE:                 01/12/2004     Principal Reduction during preceding Collection Period     20,487,534.33
DAYS OF INTEREST FOR PERIOD:               31     End of Period Pool Balance                              $ 527,610,188.39
DAYS IN COLLECTION PERIOD:                 31
MONTHS SEASONED:                           17

I. COLLECTION PERIOD NOTE
    BALANCE CALCULATION:        CLASS A-1          CLASS A-2        CLASS A-3      CLASS A-4       CLASS B            TOTAL
                                ---------          ---------        ---------      ---------       -------            -----
 (1) Original Note Balance (1)$202,000,000.00  $231,000,000.00   $187,000,000.00  $206,374,000.00  $52,749,207.32  $879,123,207.32
                              ---------------  ---------------   ---------------  ---------------  --------------  ---------------

 (2) Beginning of
      Period Note Balance  (2)           0.00    88,951,995.99    187,000,000.00   206,374,000.00            0.00   482,325,995.99

 (3) Note Principal
     Payments              (3)           0.00    18,029,030.21              0.00             0.00            0.00    18,029,030.21

 (4) Preliminary End
      of period Note
      Balance              (4)           0.00    70,922,965.78    187,000,000.00   206,374,000.00            0.00   464,296,965.78
                              ---------------  ---------------   ---------------  ---------------  --------------  ---------------
 (5) Policy Claim Amount   (5)           0.00             0.00              0.00             0.00            0.00             0.00

 (6) End of period
      Note Balance         (6)           0.00    70,922,965.78    187,000,000.00   206,374,000.00            0.00   464,296,965.78
                              ===============  ===============   ===============   ==============  ==============  ===============
 (7) Note Pool Factors
     (6)/(1)               (7)      0.0000000%      30.7025826%      100.0000000%     100.0000000%      0.0000000%      52.8136400%
                              ===============  ===============   ===============   ==============  ==============  ===============


II. NOTE INTEREST DISTRIBUTION AND CARRYOVER AMOUNT  CLASS A-1    CLASS A-2    CLASS A-3    CLASS A-4  CLASS B          TOTAL
                                                     ---------    ---------    ---------    ---------  -------          -----
 (8)      Note Interest Payments                     (8) 0.00   147,512.06   408,283.33   557,209.80       0.00   1,113,005.19
 (9)      Interest Carryover Amount                  (9) 0.00         0.00         0.00         0.00       0.00           0.00


III. DISTRIBUTION PER $1,000 OF ORIGINAL BALANCE     CLASS A-1    CLASS A-2    CLASS A-3    CLASS A-4  CLASS B          TOTAL
                                                     ---------    ---------    ---------    ---------  -------          -----
 (10)     Principal Distribution                    (10)   --        78.05         0.00         0.00       0.00          78.05
 (11)     Interest Distribution                     (11)   --         1.66         2.18         2.70       0.00           6.54
                                                        -----        -----        -----        -----      -----          -----
 (12)     Total Distribution  (10) + (11)           (12) 0.00        79.71         2.18         2.70       0.00          84.59



IV. SERVICING FEE PAID TO THE SERVICER


 (13)     Base Servicing Fee Paid for the Prior
           Collection Period                                                                                    $ 1,027,683.23
 (14)     Supplemental Servicing Fee Paid
           for the Prior Collection Period                                                                          362,406.51
                                                                                                               ---------------
 (15)     Total Fees Paid to the Servicer                                                                       $ 1,390,089.74



V. COLLECTION PERIOD AND CUMULATIVE NUMBER OF
   RECEIVABLES CALCULATION:

                                                                               CUMULATIVE             MONTHLY
                                                                               ----------             -------
 (16)     Original Number of Receivables                                 (16)       57,520
                                                                                    ------
 (17)     Beginning of period number of Receivables                      (17)       43,221              43,221
 (18)     Number of Subsequent Receivables Purchased                     (18)            0                   0
 (19)     Number of Receivables becoming
           Liquidated Receivables during period                          (19)        6,361                 491
 (20)     Number of Receivables becoming
          Purchased Receivables during period                            (20)            7                   0
 (21)     Number of Receivables paid off during period                   (21)        8,956                 534
                                                                                    ------              ------
 (22)     End of period number of Receivables                            (22)       42,196              42,196
                                                                                    ------              ------

VI. STATISTICAL DATA: (CURRENT AND HISTORICAL)

                                                                    ORIGINAL        PREV. MONTH       CURRENT
                                                                    --------        -----------       -------
 (23)     Weighted Average APR of the Receivables               (23)      18.03%           17.97%          17.97%
 (24)     Weighted Average Remaining Term of the Receivables    (24)       60.3             45.7            44.7
 (25)     Weighted Average Original Term of Receivables         (25)       64.7             64.9            64.9
 (26)     Average Receivable Balance                            (26)    $15,284       $   12,681      $   12,504
 (27)     Aggregate Realized Losses                             (27)    $     0       $4,467,821      $4,083,430
                                                                        -------       ----------      ----------

                   TRIAD AUTOMOBILE RECEIVABLES TRUST 2002-A
                      Class A-1 1.72313% Asset Backed Notes
                       Class A-2 1.99% Asset Backed Notes
                       Class A-3 2.62% Asset Backed Notes
                       Class A-4 3.24% Asset Backed Notes
                            STATEMENT TO NOTEHOLDERS


VII. DELINQUENCY SUMMARY:
      (PRECEDING COLLECTION PERIOD)

          Receivables with Scheduled Payment delinquent                        UNITS                 DOLLARS             PERCENTAGE
                                                                               -----                 -------             ----------
 (28)       31-60 days                                          (28)            3,335            $42,789,501                 8.11%
 (29)       61-90 days                                          (29)              955             12,075,079                 2.29%
 (30)       over 90 days                                        (30)              713              9,147,430                 1.73%
                                                                                -----            -----------                 ----
 (31)       Receivables with Scheduled Payment
             delinquent more than 30 days at end
             of period                                          (31)            5,003            $64,012,009                12.13%
                                                                                -----            -----------                 ----


VIII. NET LOSS RATE: (PRECEDING COLLECTION PERIOD)


    (32)     Total Net Liquidation Losses for the
              preceding Collection Period                                                                 (32)        4,083,429.79
    (33)     Beginning of Period Pool Balance                                                             (33)      548,097,722.72
    (34)     Net Loss Rate                                                                                (34)                0.75%


IX. MONTHLY EXTENSION RATE (PRECEDING COLLECTION PERIOD)


    (35)     Aggregrate Principal Balance of Receivables
              extended during the preceding collection period                                             (35)       13,474,489.54
    (36)     Beginning of Period Pool Balance                                                             (36)      548,097,722.72
    (37)     Monthly Extension Rate                                                                       (37)                2.46%


X. PERFORMANCE TESTS:



 DELINQUENCY RATE

   (38)    Receivables with Scheduled Payment
            delinquent > 60 days at end of
            preceding collection period
            ( 29 + 30 )                                         (38)   $21,222,508.41
                                                                       --------------
   (39)    End of period Principal Balance                      (39)   527,610,188.39
                                                                       --------------
   (40)    Delinquency Ratio (38) divided by (39)                                                         (40)                4.02%
                                                                                                               -------------------

   (41)    Delinquency Rate Trigger Level for the
            Preceding Collection Period                                                                   (41)               11.50%
                                                                                                               -------------------

   (42)    Preceding Collection Period
            Delinquency Rate Compliance                                                                   (42)         PASS
                                                                                                               -------------------

 ROLLING AVERAGE NET LOSS RATE

   (43)    Net Loss Rate in Preceding Collection Period         (43)             0.75%
                                                                     ----------------
   (44)    Net Loss Rate in Second Preceding
            Collection Period                                   (44)             0.79%
                                                                     ----------------
   (45)    Net Loss Rate in Third Preceding Collection Period   (45)             0.74%
                                                                     ----------------

   (46)    Rolling Average Net Loss Rate
            ((43) +(44) +(45)) / 3                                                                        (46)                0.76%
                                                                                                               -------------------

   (47)    Rolling Average Net Loss Rate Trigger Level
            for the Preceding Collection Period                                                           (47)               16.00%
                                                                                                               -------------------

   (48)    Preceding Collection Period Rolling Average
            Net Loss Rate Compliance                                                                      (48)        PASS
                                                                                                               -------------------

 AVERAGE MONTHLY EXTENSION RATE

   (49)    Principal Balance of Receivables extended
            during preceding Collection Period                  (49)             2.46%
                                                                     ----------------
   (50)    Principal Balance of Receivables extended
            during the Second Preceding Collection Period       (50)             2.27%
                                                                     ----------------
   (51)    Principal Balance of Receivables extended
            during the Third Preceding Collection Period        (51)             2.29%
                                                                     ----------------

   (52)    Average Monthly Extension Rate
            ((49) +(50) +(51)) / 3                                                                        (52)                2.34%
                                                                                                               -------------------

   (53)    Average Monthly Extension Rate Compliance
            (Extension Rate Maximum = 4%)                                                                 (53)        PASS
                                                                                                               -------------------



      For additional information on Triad Financial Corporation and portfolio performance statistics, please review the investor relations information available on Triad's website at: www.triadfinancial.com

By:                    (S)/Mike Wilhelms
                       --------------------------------
Name:                  Mike Wilhelms
                       --------------------------------
Title:                 Sr. VP & Chief Financial Officer
                       --------------------------------
Date:                  5-Jan-2004
                       --------------------------------



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